                                                                    Exhibit 99.1
                             Joint Filer Information

        These units are owned directly by Enbridge Energy Company, Inc., a
Delaware corporation and the general partner of the Issuer, which is a wholly-owned subsidiary of Enbridge Pipelines Inc., a Canadian corporation
("EPI"), which is a wholly-owned subsidiary of IPL System Inc., an Alberta corporation ( "IPL"), which is a wholly-owned subsidiary of Enbridge Inc., a
Canadian corporation ("Enbridge"). EPI, IPL and Enbridge may be deemed to be indirect beneficial owners of the reported securities.

Name:                                     Enbridge Inc.

Address:                                  3000, 425-First Street S.W. Calgary,
Alberta, Canada T2P 3L8

Designated Filer:                         Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:                   Enbridge Energy Partners, L.P.
(NYSE: EEP)

Date of Event Requiring Statement:        May 8, 2013

                                              /s/ Wanda Opheim
Signature:                                By: ---------------------------------
                                              Name:  Wanda Opheim
                                              Title: Vice President, Corporate
                                              Development & Planning

                                              /s/ Alison T. Love
                                          By: ----------------------------------
                                              Name:  Alison T. Love
                                              Title: Vice President &
                                              Corporate Secretary

Name:                                         IPL System Inc.

Address:                                      3000, 425-First Street S.W. Calgary,
Alberta, Canada T2P 3L8

Designated Filer:                             Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:                       Enbridge Energy Partners, L.P.
NYSE: EEP)

Date of Event Requiring Statement:            May 8, 2013

                                              /s/ Colin K. Gruending
Signature:                                By: ---------------------------------
                                              Name:  Colin K. Gruending
                                              Title: Treasurer

Name:                                         Enbridge Pipelines Inc.

Address:                                      3000, 425-First Street S.W.Calgary,

Alberta, Canada T2P 3L8
Designated Filer:                             Enbridge Energy Company, Inc.

Issuer & Ticker Symbol:                       Enbridge Energy Partners, L.P.
(NYSE: EEP)

Date of Event Requiring Statement:            May 8, 2013

                                              /s/ Colin K. Gruending
Signature:                                By: ---------------------------------
                                              Name:  Colin K. Gruending
                                              Title: Vice President &Treasurer